UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 19, 2026
Date of Report (date of earliest event reported)

Kinetik Holdings Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-38048 (Commission File Number)	81-4675947 (I.R.S. Employer Identification Number)
2700 Post Oak Blvd. Suite 300 Houston, Texas 77056
(Address of principal executive offices and zip code)
(713) 621-7330
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	KNTK	New York Stock Exchange
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on May 19, 2026, the Kinetik Holding Inc. (the "Company") stockholders voted upon the following three proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2026 (the "Proxy Statement"). The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The stockholders elected each of the ten nominees listed below to the Company’s board of directors to serve a one-year term beginning upon their election until their respective successors have been duly elected and qualified at the annual meeting of stockholders in 2027.

	For	Withhold	Abstain	Broker Non-Votes
Deborah L. Byers	118,764,416	805,671	-	6,962,759
David I. Foley	119,305,265	264,822	-	6,962,759
Michael Kumar	119,313,043	257,044	-	6,962,759
D. Mark Leland	119,262,304	307,783	-	6,962,759
Kevin S. McCarthy	118,601,616	968,471	-	6,962,759
John-Paul Munfa	119,469,688	100,399	-	6,962,759
William Ordemann	119,129,170	440,917	-	6,962,759
Karen Putterman	119,467,037	103,050	-	6,962,759
Laura A. Sugg	119,142,278	427,809	-	6,962,759
Jamie Welch	119,485,388	484,699	-	6,962,759

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation (Say-on-Pay)

The Company’s stockholders approved, on an advisory non-binding basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement, by the vote indicated below:

For	Against	Abstain	Broker Non-Votes
119,108,008	328,400	133,679	6,962,759
Proposal 3: Ratification of the Appointment of Independent Auditor

The appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the stockholders, by the vote indicated below:

For	Against	Abstain	Broker Non-Votes
126,411,696	87,032	34,118	-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinetik Holdings Inc.

Dated:	May 20, 2026	/s/ Lindsay Ellis
Lindsay Ellis
General Counsel, Secretary and Chief Compliance Officer